Exhibit 99.02

                       GE CAPITAL MORTGAGE SERVICES, INC.
                           DISTRIBUTION DATE STATEMENT
                                   April, 2000
           Series 2000-01, REMIC Multi-Class Pass-Through Certificates

Pursuant to the Pooling and Servicing Agreement dated as of January 1, 2000 (the "Agreement") between GE Capital Mortgage Services, Inc. (the "Company") and State Street Bank (the "Trustee"), governing the Certificates referred to above, the Company hereby certifies to the Trustee:

     Weighted average coupon                        %        8.000377
                                                      ----------------
     Weighted average maturity                                 352.18
                                                      ----------------

A.       Amount of distribution allocable to principal and interest:
         The amounts below are for a Single Certificate of $1,000:
      1.
                               Principal
         Principal Per      Prepayments Per   Interest Per
    Class Certificate         Certificate      Certificate   Payout Rate
    -----------------         -----------      -----------   -----------
     R   $   0.00000000     $    0.00000000  $  0.00000000   %0.00000000
     PO  $   1.10309141     $    0.22906303  $  0.00000000   %0.00000000
     A1  $  10.89277829     $   10.00032735  $  6.15188547   %7.49999998
     A2  $   0.00000000     $    0.00000000  $  6.25000000   %7.50000000
     A3  $  16.38739039     $   15.04476282  $  6.10239403   %7.50000020
     A4  $   0.00000000     $    0.00000000  $  6.25000000   %7.50000000
     A5  $   0.00000000     $    0.00000000  $  6.25000000   %7.50000000
     A6  $  18.14859977     $   16.66167566  $  6.08653010   %7.49999998
     A7  $   0.00000000     $    0.00000000  $  6.25000000   %7.50000000
     A8  $   1.58214583     $    1.45251973  $  6.23040709   %7.50000004
     A9  $   0.00000000     $    0.00000000  $  6.32836901   %7.49999984
     S   $   0.00000000     $    0.00000000  $  0.34422580   %0.41801648
     M   $   0.71527497     $    0.00000000  $  6.24116972   %7.49999951
     B1  $   0.71527377     $    0.00000000  $  6.24117028   %7.50000018
     B2  $   0.71527607     $    0.00000000  $  6.24117076   %7.50000077
     B3  $   0.71527392     $    0.00000000  $  6.24116874   %7.49999835
     B4  $   0.71527607     $    0.00000000  $  6.24116564   %7.49999462
     B5  $   0.71527237     $    0.00000000  $  6.24116684   %7.49999608

     2.        Unanticipated Recoveries:                 $                 0.00
                                                                 ---------------

B.       Accrual Amount
        1.
                         Accrual Amount
    Class
     A9                $      46,716.02

        2. The amount of servicing compensation received by the Company during the month preceding the month of distribution:
                                                               $      87,027.87
                                                                     -----------

C. The amounts below are for the aggregate of all Certificates:

        1.     The Pool Scheduled Principal Balance:           $ 383,156,070.12
                                                                 ---------------

        2.     The aggregate number of Mortgage Loans included in the Pool
               Scheduled Principal Balance set forth above:               1,268
                                                                 ---------------
        3.
     Beginning Aggregate Class   Ending Aggregate        Ending
       Certificate Principal    Class Certificate  Single Certificate
Class         Balance           Principal Balance        Balance         Cusip
-----         -------           -----------------        -------         -----
R    $                    0.00  $            0.00  $             0.00  36157BAK6
PO   $            3,527,932.96  $    3,523,908.94  $           966.00  GEC0001PO
A1   $          219,170,517.25  $  216,745,065.88  $           973.41  36157BAA8
A2   $           40,000,000.00  $   40,000,000.00  $         1,000.00  36157BAB6
A3   $           22,826,858.59  $   22,443,737.79  $           960.00  36157BAC4
A4   $            6,738,000.00  $    6,738,000.00  $         1,000.00  36157BAD2
A5   $            5,055,000.00  $    5,055,000.00  $         1,000.00  36157BAE0
A6   $           21,108,086.47  $   20,714,715.57  $           955.70  36157BAF7
A7   $           14,438,000.00  $   14,438,000.00  $         1,000.00  36157BAG5
A8   $           29,434,436.64  $   29,387,720.62  $           995.28  36157BAH3
A9   $            7,474,563.36  $    7,521,279.38  $         1,018.87  36157BAJ9
S    $          290,132,917.06  $  287,013,112.61  $           977.54  GEC00001S
M    $            8,007,670.92  $    8,001,935.13  $           997.87  36157BAL4
B1   $            3,319,303.92  $    3,316,926.35  $           997.87  36157BAM2
B2   $            1,953,236.60  $    1,951,837.53  $           997.87  36157BAN0
B3   $            1,367,065.90  $    1,366,086.69  $           997.87  36157BAZ3
B4   $              976,618.30  $      975,918.76  $           997.87  36157BBA7
B5   $              976,637.31  $      975,937.76  $           997.87  36157BBB5

D. The aggregate number and aggregate Principal Balances of Mortgage Loans which, as of the close of business on the last day of the month preceding the related Determination Date, were delinquent:

        1.   30-59 days
             Number               10       Principal Balance    $  2,562,410.94
                                  --------                         -------------
        2.   60-89 days
             Number               1        Principal Balance    $    119,706.10
                                  --------                         -------------
        3.   90 days or more
             Number               0        Principal Balance    $          0.00
                                  --------                         -------------
        4.   In Foreclosure
             Number               1        Principal Balance    $    448,942.71
                                  --------                         -------------
        5.   Real Estate Owned
             Number               0        Principal Balance    $          0.00
                                  --------                         -------------

       6. The Scheduled Principal Balance of any Mortgage Loan replaced pursuant to the Pooling And Servicing Agreement:
                                                                $          0.00
                                                                      ----------

E.      Other Information:

        1.    Special Hazard Loss Amount:                       $  3,914,201.00
                                                                   -------------

        2.    Bankruptcy Loss Amount:                           $    159,061.00
                                                                   -------------

        3.    Fraud Loss Amount:                                $  3,911,321.00
                                                                   -------------

        4.    Certificate Interest Rate of the Class S Certificate: %0.00000000
                                                                     -----------